                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 22, 2002

                            IBERIABANK CORPORATION
                            ----------------------
              (Exact name of Registrant as Specified in Charter)


          Louisiana                      0-25756                  72-1280718
          ---------                      -------                  ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)



          1101 East Admiral Doyle Drive, New Iberia, Louisiana 70560
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (337) 267-4458
                                --------------
              Registrant's telephone number, including area code


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
---------------------

     On January 22, 2002, the Registrant issued a press release announcing earnings of $3.8 million and $14.5 million for the fourth quarter and fiscal year ended December 31, 2001, respectively. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     Exhibit 99.1 Press Release dated January 22, 2002, with respect to the Registrant's unaudited financial results for the fourth quarter and fiscal year ended December 31, 2001.

Item 9.  Regulation FD Disclosure
---------------------------------

     On January 22, 2002, the Registrant announced guidance of $0.63 to $0.64 per share fully diluted EPS for the first quarter of fiscal 2002. On January 22, 2002, the Registrant also confirmed comfort with its previously stated range of $2.60 to $2.70 per share for 2002 fully diluted EPS. These ranges do not include the effect of FAS 142, Goodwill and Other Intangible Assets, which changes the accounting for goodwill from an amortization method to an impairment-only method. Upon adoption of FAS 142, effective January 1, 2002, the Registrant has discontinued amortization of current goodwill. The Registrant estimates the addition to annual fully diluted EPS as a result of FAS 142 to be approximately $0.32 to $0.33 per share, or approximately $0.08 per share quarterly.

     All acquisitions by the Registrant to date have been accounted for under APB 16, which is being superceded by FAS 141 and 142. As a result of the FASB announcement in November 2001 concerning the applicability of FAS 72 to certain banking acquisitions, the Registrant has reviewed its accounting for previous acquisition transactions. At the present time, the Registrant does not believe that FAS 72 is applicable to those acquisitions. The FASB is presently deliberating the continued application of FAS 72 and how it should be applied to banking transactions. Additional FASB guidance is expected prior to the end of this year.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             IBERIABANK CORPORATION



DATE: January 22, 2002                       By:  /s/ Daryl G. Byrd
      ----------------                            -----------------
                                                  Daryl G. Byrd
                                                  President and Chief Executive
                                                  Officer